Exhibit 99

News/Information

Investor Relations

P. O. Box 1113

Minneapolis, MN 55440

FOR IMMEDIATE RELEASE

January 7, 2021

Contact:  (analysts) Jeff Siemon:  763-764-2301

(media) Kelsey Roemhildt:  763-764-6364

General Mills Announces Exchange Offer for Four Series of Notes

MINNEAPOLIS, Minn. – January 7, 2021 – General Mills, Inc. (“General Mills”) (NYSE: GIS) today announced the commencement of an offer to exchange (the “Exchange Offer”) the four series of notes described in the below table (collectively, the “Existing Notes”) for a combination of cash and a series of newly issued General Mills notes due 2051 (the “New Notes”) as described in, and for the consideration summarized in, the table below. The aggregate principal amount of Existing Notes that are accepted for exchange will be based on the order of acceptance priority set forth in the table below, such that the aggregate principal amount of Existing Notes accepted in the Exchange Offer results in the issuance of New Notes in a principal amount not exceeding $750,000,000 (the “New Notes Cap”).

Title of Security	CUSIP Number	Principal Amount Outstanding ($MM)	Reference UST Security	Fixed Spread (basis points)(1)	Cash Payment Percent of Premium(2)	Acceptance Priority Level(3)
Existing Notes
5.400% Notes due 2040	370334BJ2	$500.0	1.375% due August 15, 2050	70	100%	1
4.700% Notes due 2048*	370334CJ1	$650.0	1.375% due August 15, 2050	93	100%	2
4.550% Notes due 2038*	370334CH5	$500.0	1.375% due August 15, 2050	60	100%	3
4.150% Notes due 2043*	370334BP8	$500.0	1.375% due August 15, 2050	80	100%	4

(1)The Early Participation Payment (as defined below) for the Exchange Offer will be $30 of principal amount of New Notes per $1,000 principal amount of Existing Notes and is included in the Total Consideration (as defined below).

(2)The cash payment percent of premium is the percentage of the amount by which the Total Consideration exceeds $1,000 in principal amount and cash per $1,000 principal amount of such Existing Notes.

(3)All Existing Notes that are tendered for exchange in the Exchange Offer at or before the Early Participation Time (as defined below) will have priority over Existing Notes that are tendered for exchange after the Early Participation Time, even if General Mills does not elect to have an Early Settlement Date (as defined below) and even if such Existing Notes that are tendered for exchange after the Early Participation Time have a higher acceptance priority than the Existing Notes that are tendered for exchange at or before the Early Participation Time.

*Denotes a series of Existing Notes for which the Total Consideration and Exchange Consideration (as defined below) will be determined taking into account the par call date, instead of the maturity date, of the Existing Notes of such series in accordance with standard market practice.

The “Total Consideration” for each $1,000 principal amount of each series of Existing Notes validly tendered pursuant to the Exchange Offer at or prior to the Early Participation Time and accepted for exchange by General Mills (subject to proration as described below, if any) will be equal to an amount (calculated in accordance with standard market practice, as described in the Offering Memorandum (as defined below)), that would reflect a yield to maturity date or, if applicable, the par call date of such series of Existing Notes (excluding accrued and unpaid interest to, but not including, the applicable Settlement Date (as defined below)) equal to the sum of (i) the bid-side yield on the applicable reference U.S. Treasury Notes (the “Reference UST Security”) set forth in the table above for such series of Existing Notes as of 10:00 a.m., New York City time, on January 22, 2021, plus (ii) the fixed spread set forth in the table above with respect to such series of Existing Notes.  The Total Consideration for each $1,000 principal amount of Existing Notes tendered and accepted includes an early participation payment, which will be $30 of principal amount of New Notes (the “Early Participation Payment”). Eligible Holders (as defined below) who validly tender their Existing Notes after the Early Participation Time, but prior to the Expiration Time (as defined below), and whose Existing Notes are accepted for exchange pursuant to the Exchange Offer, will receive an amount reflecting the Total Consideration less the Early Participation Payment (the “Exchange Consideration”).

General Mills also intends to pay in cash accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to, but excluding, the date on which the exchange of Existing Notes accepted for exchange is settled, less the amount of any pre-issuance interest on the New Notes exchanged therefor, and amounts due in lieu of fractional amounts of New Notes.

The table below summarizes certain terms of the New Notes.

Title of Series	Maturity Date	Benchmark Security	Spread to Benchmark Security
Notes due 2051	February 1, 2051	1.375% U.S. Treasury Notes due August 15, 2050	115 bps

The Exchange Offer is being conducted upon the terms and subject to the conditions set forth in an offering memorandum, dated January 7, 2021 (the “Offering Memorandum” and, together with the eligibility certification and the Canadian beneficial holder form (as defined below), the “Exchange Offer Documents”). General Mills reserves the right, in its sole discretion, subject to applicable law, to increase (or upsize) the New Notes Cap following commencement of the Exchange Offer.

The Exchange Offer is subject to certain conditions, including that (i) Existing Notes are validly tendered and not validly withdrawn pursuant to the Exchange Offer in an aggregate principal amount that would result in at least $300,000,000 aggregate principal amount of New Notes being issued pursuant to the Exchange Offer, (ii) as of 10:00 a.m., New York City time, on January 22, 2021, the yield on the Reference UST Security for the Existing Notes is not greater than 2.30%, (iii) as of 10:00 a.m., New York City time, on January 22, 2021, the combination of the yield of the New Notes and the Total Consideration or Exchange Consideration, as applicable, for the applicable series of Existing Notes would result in the New Notes and such Existing Notes not being treated as “substantially different” under ASC 470-50 and (iv) with respect to any Existing Notes validly tendered pursuant to the Exchange Offer that will be exchanged on the Final Settlement Date (as defined below), General Mills determines that the New Notes to be issued on the Final Settlement Date in the Exchange Offer will be treated as part of the same issue as the New Notes, if any, issued on the Early Settlement Date for U.S. federal income tax purposes pursuant to specified tests.

As indicated in the footnotes to the table above, all Existing Notes that are tendered for exchange in the Exchange Offer at or before the Early Participation Time will have priority over Existing Notes that are tendered for exchange after the Early Participation Time, even if General Mills does not elect to have an Early Settlement Date and even if such Existing Notes that are tendered for exchange after the Early Participation Time have a higher acceptance priority than the Existing Notes that are tendered for exchange at or before the Early Participation Time. If the principal amount of Existing Notes validly tendered at or before the Early Participation Time and not validly withdrawn constitutes a principal amount of Existing Notes that, if accepted, would result in General Mills issuing New Notes having an aggregate principal amount equal to or in excess of the New Notes Cap, General Mills will not accept any Existing Notes tendered for exchange after the Early Participation Time unless it elects, in its sole discretion, subject to applicable law, to increase (or upsize) the New Notes Cap.

If acceptance of all validly tendered Existing Notes of a particular acceptance priority (together with all validly tendered Existing Notes with a higher acceptance priority) would cause General Mills to issue a principal amount of New Notes greater than the New Notes Cap, then the Exchange Offer will be oversubscribed and (unless the New Notes Cap is increased (or upsized)) if General Mills accepts any Existing Notes with that acceptance priority in the Exchange Offer, it will accept for exchange tendered Existing Notes with that acceptance priority on a prorated basis, with the aggregate principal amount of each Eligible Holder’s validly tendered Existing Notes with that acceptance priority accepted for exchange determined by multiplying each Eligible Holder’s tender by the applicable proration factor, and rounding the product down to the nearest $1,000 principal amount for such Eligible Holder’s Existing Notes with that acceptance priority. In that event, no Existing Notes with an acceptance priority lower than the acceptance priority of the Existing Notes being prorated will be accepted for exchange. Depending on the amount tendered and the proration factor applied, if the principal amount of Existing Notes returned to an Eligible Holder as a result of proration would result in less than the minimum denomination being returned to such Eligible Holder, General Mills will either accept or reject all of such Eligible Holder’s validly tendered Existing Notes.

Only Eligible Holders who validly tender and do not validly withdraw their Existing Notes at or prior to 5:00 p.m., New York City time on January 21, 2021, subject to any extension by General Mills (such date and time, as it may be extended, the “Early Participation Time”), and whose Existing Notes are accepted for exchange by General Mills pursuant to the terms of the Exchange Offer, will receive the Total Consideration, which includes the Early Participation Payment.

The Exchange Offer will expire at 11:59 p.m., New York City time, on February 4, 2021, unless extended or earlier terminated by General Mills (such date and time, as it may be extended or earlier terminated, the “Expiration Time”). Tenders of Existing Notes may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on January 21, 2021, unless extended by General Mills, but tenders will thereafter be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law as determined by General Mills.

General Mills reserves the right, but is under no obligation, at any point following the Early Participation Time and before the Expiration Time, to accept for exchange any Existing Notes validly tendered at or prior to the Early Participation Time (the date of such exchange, the “Early Settlement Date”). The Early Settlement Date will be determined at General Mills’ option and is currently expected to occur on January 26, 2021, the third business day immediately following the Early Participation Time. If, after the Early Participation Time, General Mills chooses to exercise its option to have an Early Settlement Date and all conditions to the Exchange Offer have been or are concurrently satisfied or waived by General Mills, General Mills will, subject to the terms of the Exchange Offer (including the proration provisions and acceptance priorities described herein and the New Notes Cap), accept for exchange Existing Notes validly tendered in the Exchange Offer prior to the Early Participation Time, and the exchange for such Existing Notes will be made on the Early Settlement Date.

The final settlement date for the Exchange Offer (the “Final Settlement Date” and each of the Early Settlement Date and the Final Settlement Date, a “Settlement Date”) will be promptly after the Expiration Time and is currently expected to occur on February 8, 2021, the second business day immediately following the Expiration Time.

The Exchange Offer will only be made, and the New Notes are only being offered and will only be issued, and copies of the Offering Memorandum will only be made available, to a holder of Existing Notes who has certified its status as either (a) if in the United States, a “qualified institutional buyer,” as that term is defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or (b)(i) if outside the United States (or a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States holding a discretionary account or similar account (other than estate or a trust) for the benefit or account of a non-“U.S. person,” as that term is defined in Rule 902 under the Securities Act), a person other than a “U.S. person,” (ii) if located or resident in any Member State of the European Economic Area or in the United Kingdom, a person other than a retail investor (as defined below) and (iii) if located or resident in Canada, an “accredited investor” as such term is defined in National Instrument 45-106—Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual and that is also a “permitted client” as such term is defined in National Instrument 31-103—Registration Requirements, Exemptions and Ongoing

Registrant Obligations. General Mills refers to holders of Existing Notes who certify to General Mills that they are eligible to participate in the Exchange Offer pursuant to the foregoing conditions as “Eligible Holders.” Only Eligible Holders who have confirmed they are Eligible Holders via an eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer. For Canadian Eligible Holders that tender Existing Notes, such participation is also conditioned upon the receipt of beneficial ownership information, including a completed certification form that is required if tendering Existing Notes (the “Canadian beneficial holder form”).  There is no separate letter of transmittal in connection with the Exchange Offer.

If and when issued, the New Notes will not be registered under the Securities Act or any other applicable securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the applicable state securities laws. General Mills will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the exchange agent and information agent for the Exchange Offer. Documents relating to the Exchange Offer will only be distributed to holders of Existing Notes who complete and return an eligibility certification certifying that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offer or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation by phone at (866) 470-3900 (toll free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer. The eligibility certification for the Exchange Offer can be accessed at the following link: https://gbsc-usa.com/eligibility/generalmills.

Eligible Holders are advised to check with any broker, dealer, commercial bank, trust company or other nominee or custodian or other intermediary through which they hold Existing Notes as to when such intermediary needs to receive instructions from an Eligible Holder in order for that Eligible Holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offer before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offer is being made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Notes are not intended to be offered, sold or otherwise made available to and are not being offered, sold or otherwise made available to any retail investor in the European Economic Area or in the United Kingdom. For these purposes, a “retail investor” means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Article 2(e) of Regulation (EU) 2017/1129, as amended. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area or in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area or in the United Kingdom may be unlawful under the PRIIPs Regulation.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offer are only being distributed to and are only directed at persons who: (i) are outside the United Kingdom; (ii) have professional experience in matters relating to investments and are investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”); and/or (iii) persons qualifying as high net worth companies or unincorporated associations, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”) or otherwise in circumstances in which Section 21(1) of the Financial Services and Markets Act 2000, as amended, does not apply. Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

About General Mills

General Mills is a leading global food company whose purpose is to make food the world loves. Its brands include Cheerios, Annie's, Yoplait, Nature Valley, Häagen-Dazs, Betty Crocker, Pillsbury, Old El Paso, Wanchai Ferry, Yoki, BLUE and more. It is headquartered in Minneapolis, Minnesota, USA.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements that are based on General Mills’ current expectations and assumptions. The words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “plan,” “project,” or similar expressions identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements, including risks and uncertainties related to the acceptance of any tendered Existing Notes, the expiration and settlement of the Exchanges Offer, the satisfaction of conditions to the Exchange Offer, whether the Exchange Offer will be consummated in accordance with the terms set forth in the Offering Memorandum or at all and the timing of any of the foregoing, as well as the risk factors disclosed in General Mills’ Annual Report on Form 10-K for the fiscal year ended May 31, 2020, filed with the Securities and Exchange Commission on July 2, 2020.  General Mills undertakes no obligation to publicly revise any forward-looking statement to reflect any future events or circumstances, except as may be required by applicable law.